UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
 811-23575

                                                         KKR Real Estate Select Trust Inc.
(Exact name of registrant as specified in charter)
            30 Hudson Yards, New York, NY 10001
(Address of principal executive offices) (Zip code)
Lori Hoffman, Esq.
Megan Gaul
KKR Registered Advisor LLC
30 Hudson Yards
                                                 New York, NY 10001
(Name and address of agent for service)
Copies to:
Rajib Chanda, Esq.
Benjamin C. Wells, Esq.
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, DC 20001
Registrant’s telephone number, including area code:
 (212)
 750-8300
Date of fiscal year end:
 December
 31
Date of reporting period:
 December
 31, 2022
EXPLANATORY NOTE
The Registrant is filing this amendment to its Form

N-CSR

for the fiscal year ended December 31, 2022, originally filed with the Securities and Exchange Commission on March 7, 2023 (the “Report”). The purpose of this amendment is to include the audited financial statements relating to the Registrant’s significant subsidiaries – KRE HQ at First LLC; KRE MREG City Ave Venture LLC; MCH SFR Venture 3 LP and KRE 300 Pine, LLC – as of and for the year ended December 31, 2022, and updated certifications, attached as Exhibit 99. Apart from the inclusion of audited financial statements relating to the Registrant’s significant subsidiaries, this amendment does not amend, update or change any other items or disclosures found in the Report, and the Report, including Items 1 through 12 thereof, is hereby incorporated by reference. Item 13 thereof is updated hereby to include updated certifications. This Amendment should be read in conjunction with the Report.

Item 1. Reports to Stockholders. The audited financial statements relating to the Registrant’s significant subsidiaries are included below. The remainder of Item 1 is incorporated herein by reference to the Report.

KRE HQ AT FIRST LLC

Consolidated Financial Statements

As of December 31, 2022

(And Independent Auditor’s Report thereon)

KRE HQ AT FIRST LLC

INDEPENDENT AUDITOR’S REPORT

To KRE HQ at First LLC:

Opinion

We have audited the consolidated financial statements of KRE HQ at First LLC and its subsidiaries (the “Company”), which comprise the consolidated balance sheet as of December 31, 2022, and the related consolidated statements of operations, changes in members’ equity and cash flows for the year then ended, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 29, 2023

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KRE HQ AT FIRST LLC

Consolidated Balance Sheet

As of December 31, 2022

Assets:
Investment in real estate, at cost	$	489,642,917
Less: Accumulated depreciation		(17,208,811)
Investment in real estate, net		472,434,106

Cash and cash equivalents		5,123,949
Note receivable		533,863
Intangibles, net		37,444,279
Leasing commissions, net		8,697,917
Deferred rent receivable		7,192,242
Other assets		1,708,070

Total assets	$	533,134,426

Liabilities:
Mortgage notes payable, net	$	401,052,614
Accounts payable and accrued expenses		1,652,338
Other liabilities		2,965,468

Total liabilities		405,670,420

Members’ equity
Members’ equity		126,252,008
Retained earnings		1,211,998
Total members’ equity		127,464,006

Total liabilities and members’ equity	$	533,134,426

See accompanying notes to consolidated financial statements.

3

KRE HQ AT FIRST LLC

Consolidated Statement of Operations

For the year ended December 31, 2022

Revenues:
Rental revenue	$	37,805,574
Other income		37,724

Total revenue		37,843,298

Expenses:
Property operating expenses		9,836,826
General and administrative		170,992
Depreciation and amortization		14,113,656
Interest expense		12,873,003

Total expenses		36,994,477

Net income	$	848,821

See accompanying notes to consolidated financial statements.

4

KRE HQ AT FIRST LLC

Consolidated Statement of Changes in Members’ Equity

For the year ended December 31, 2022

	KREST Operating Partnership L.P.	Drawbridge Asset Management, LLC	Total

Members’ equity at January 1, 2022	$138,147,666	$695,605	$138,843,271

Contributions from members	—	—	—

Distributions to members	(12,166,823)	(61,263)	(12,228,086)

Net income	844,568	4,253	848,821

Members’ equity at December 31, 2022	$126,825,411	$638,595	$127,464,006

See accompanying notes to consolidated financial statements.

5

KRE HQ AT FIRST LLC

Consolidated Statement of Cash Flows

For the year ended December 31, 2022

Cash flows from operating activities:
Net income	$	848,821
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of real estate		12,147,396
Amortization of deferred financing costs		587,103
Amortization of acquired in-place lease value		1,241,436
Amortization of acquired above-market leases		1,878,924
Amortization of leasing commissions		724,824
Straight line rent		(4,849,671)
Change in certain operating assets and liabilities:
Accounts receivable		111,628
Other liabilities		2,965,468
Other assets		(576,336)
Accounts payable and accrued expenses		3,234
Interest income on note receivable		(26,633)

Net cash provided by operating activities		15,056,194

Cash flows from financing activities:
Distributions to members		(12,197,455)

Net cash used in financing activities		(12,197,455)

Net increase in cash and cash equivalents		2,858,739

Cash and cash equivalents at beginning of year		2,265,210

Cash and cash equivalents at end of year	$	5,123,949

Supplemental disclosure of cash flow information:

Cash paid for interest		12,285,900

See accompanying notes to consolidated financial statements.

6

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2022

(1)	Organization and Basis of Presentation

KRE HQ at First LLC (the “Company”) is a Delaware limited liability company formed on June 24, 2021, with operations commencing on July 30, 2021. The Company was formed with the purpose of directly, or indirectly, acquiring, owning, and leasing certain real property related to an investment in San Jose, California.

The Company is a limited liability company (LLC). LLCs are formed in accordance with the laws of the state in which they are organized. An LLC is generally an unincorporated association of one or more persons, and no member shall be bound by, or personally liable for, the expenses, liabilities, or obligations of the individual company. The members are not obligated to restore capital deficits. The Company will continue in existence until dissolved in accordance with the provisions of the LLC operating agreement and is funded through the equity contributions of the members. Profits, losses, and distributions are generally allocated to the members in accordance with the provisions of the LLC operating agreement.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the financial statements of the Company and its wholly owned subsidiaries, KRE HQ at First Mezz B LLC, KRE HQ at First Mezz A LLC and KRE HQ at First Owner LLC. All intercompany transactions and balances have been eliminated in consolidation.

(b)	Investment in Real Estate, Net

Real estate investments are stated at cost less accumulated depreciation and amortization. The cost includes acquisitions, development and construction, and tenant improvements. Depreciation and amortization are recorded over estimated useful lives ranging from 5 to 40 years by use of the straight-line method. Tenant improvements are depreciated over the shorter of the estimated useful lives or the term of the related leases. Maintenance and repairs are expensed as incurred; major improvements and betterments are capitalized.

(c)	Cash and Cash Equivalents

The Company considers short-term investments with original maturities of 90 days or less to be cash equivalents. The Company’s cash balances may exceed amounts insured by the Federal Deposit Insurance Corporation. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

(d)	Deferred Financing Costs

Debt issuance costs are reflected as a reduction to the mortgage notes payable liability on the balance sheet. Deferred financing costs are recorded at cost and amortized to interest expense using the effective-interest method over the term of the related loan. As of December 31, 2022, the Company had deferred financing costs of $6,947,386 which is net of accumulated amortization of $831,729.

(e)	Impairment of Long-Lived Assets

The Company assesses the carrying value of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset, or group of assets, may not be recoverable. Impairment losses are recorded on long-lived assets when indicators of impairment are

7

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2022

present and the future undiscounted net cash flows estimated to be generated by those assets are less than the assets’ carrying amount. The Company recognizes an impairment loss to the extent the carrying amount exceeds the fair value of the assets. Fair value is determined through various techniques including discounted cash flow models, and third-party independent appraisals, as considered necessary. No impairment charges were recognized for the period ended December 31, 2022.

(f)	Acquisition Accounting

The Company accounts for the purchase of real estate as asset acquisitions. The related acquired physical assets, in-place leases, and customer relationships, if any, are recorded at their estimated fair values. The fair value of the acquired property is determined on an “as-if-vacant” basis considering a variety of factors, including the physical condition and quality of the properties, estimated rental and absorption rates, estimated future cash flows, and valuation assumptions consistent with current market conditions. The “as-if-vacant” fair value is allocated to land and building based on relevant information obtained in connection with the acquisition of the properties. The fair value of acquired in-place leases consists of the following components, as applicable (1) the estimated cost to replace the leases, including foregone rents during the period of finding a new tenant, foregone recovery of tenant pass-through costs, tenant improvements, and other direct costs associated with obtaining a new tenant, and (2) the above-market/below-market portion of the leases, determined by comparing the projected cash flows of leases in place to projected cash flows of comparable market-rate leases, measured over a period equal to the remaining noncancelable lease term for above-market leases, and the remaining noncancelable lease term plus the term of any below-market, fixed rate, renewal options for below-market leases. Acquired in-place lease value is amortized as amortization expense on a straight-line basis over the remaining term of the underlying lease, which was 13 years at acquisition. Acquired above-market and below-market leases are amortized on a straight-line basis as an adjustment to rental revenue over the remaining term of the underlying lease, which was 13 years at acquisition. Should a tenant terminate its lease, the unamortized portion of the acquired in-place lease value, acquired above-market leases and below-market leases associated with that tenant are written off to amortization expense or rental revenue.

(g)	Revenue Recognition

The Company’s revenues consist of rental revenue and other income.

Rental Revenue

Rental revenue is recognized in accordance with ASC Topic 842, Leases, and consists of (i) cash rents, which represents revenue each tenant pays in accordance with the terms of its respective lease that is recognized on a straight-line basis over the non-cancelable term of the lease, and includes the effects of rent steps and rent abatements under the leases, (ii) amortization of acquired above and below-market leases, net, (iii) tenant reimbursements, which are recoveries of all or a portion of the operating expenses and real estate taxes of the property and is recognized in the same period as the expenses are incurred and (iv) lease termination income, if any. The Company’s leases, which comprise the lease-up of office, garage and telecom space to tenants, primarily under non-cancellable operating leases, have terms generally ranging from five to fifteen years. Most of the Company’s leases provide tenants with extension options at either fixed or market rates and a number of its leases provide tenants with options to early terminate, but such options generally impose an economic penalty on the tenant upon exercising.

8

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2022

The Company evaluates the collectability of tenant receivables for payments required under the lease agreements. If the Company determines that collectability is not probable, the difference between rental revenue recognized and rental payments received is recorded as an adjustment to “rental revenue” in its consolidated statement of operations.

Other Income

Other income includes interest income. For the period ended December 31, 2022, the Company earned $37,724 of interest income.

(h)	Income Taxes

The Company is an LLC. The Company is treated as a partnership for federal income tax purposes. Members are responsible for reporting their allocable share of the Company’s income, gains, deductions, losses, and credits on their respective tax returns. The Company is disregarded for income tax purposes as it is a multi-member LLC. As a result, the Company is not subject to either federal, state, or local income taxes, as the obligation for the Company’s taxable income is its members. Therefore, no provision or liability for federal, state, or local income taxes has been included in the accompanying consolidated financial statements.

(i)	Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets, liabilities, revenue, and expenses reported. Such estimates include the allocation of the purchase price of acquired real estate investments among tangible and intangible assets, determination of the useful life of property and other long-lived assets, and valuation and impairment analysis of long-lived assets and other long-lived assets. These estimates and assumptions are based on management’s best judgment and subject to change as conditions change.

(j)	Credit Risks

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions about future events. We are subject to risks incidental to the ownership and sale of real estate. These include, among others, the risks normally associated with changes in the general economic climate, trends in the real estate industry, availability of real estate, changes in tax laws, interest rate levels, and availability of financing and potential liability under environmental and other laws.

The Company believes the estimates and assumptions underlying these financial statements are reasonable and supportable based on the information available as of December 31, 2022.

9

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2022

(k)	Recently Issued Accounting Pronouncements Not Materially Impacting the Financial Statements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-02, an update to ASC Topic 842, Leases. ASU 2016-02 amends the existing guidance for lease accounting by requiring lessees to, among other things, (i) recognize most leases on their balance sheets, (ii) classify leases as either financing or operating, and (iii) record a right-of-use asset and a lease liability for all leases with a term greater than 12 months. ASU 2016-02 is effective for non-public entities for fiscal years beginning after December 31, 2021. The Company adopted the provisions of ASU 2016-02 on January 1, 2022, using the alternative modified retrospective method, also known as the transition relief method, permitted under ASU 2018-11.

While accounting for lessors under ASU 2016-02 is substantially similar to existing lease accounting guidance, lessors are required to separate payments received pursuant to a lease between lease components (payments received towards the leased space) and non-lease components (payments received towards common area maintenance activities). In July 2018, the FASB issued ASU 2018-11, which provided lessors with a practical expedient to not separate lease and non-lease components, if certain criteria are met. Upon the adoption of ASU 2016-02, the Company elected this practical expedient and accordingly, have combined lease and non-lease components into rental revenue on the Company’s consolidated statement of operations. The Company accounts for both components under ASC Topic 842. ASU 2016-02 also requires companies to account for the impairment of receivables arising from operating leases (previously recorded as bad debt expense, a component of “operating expenses”), as a reduction to “rental revenue”. Accordingly, beginning on January 1, 2022, impairment of receivables arising from operating leases have been recorded as a reduction of rental revenue and are no longer reflected as bad debt expense. For the year ended December 31, 2022, there were no impairment of receivables recorded by the Company.

Furthermore, ASU 2016-02 also updates the definition of initial direct costs for both lessees and lessors to include only incremental costs of a lease that would not have been incurred if the lease had not been obtained. This ASU also provides a package of practical expedients which permits companies not to reassess under ASC Topic 842, its prior conclusions about lease identification, lease classification and initial direct costs. This adoption did not have a material impact on the Company’s consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, an update to ASC Topic 326, Financial Instruments – Credit Losses. ASU 2016-13 requires measurement and recognition of expected credit losses on financial instruments measured at amortized cost at the end of each reporting period rather than recognizing the credit losses when it is probable that the loss has been incurred in accordance with current guidance. In November 2018, the FASB issued ASU 2018-19, which clarified that receivables arising from operating leases are not within the scope of ASC Topic 326, and instead, impairment of receivables arising from operating leases should be accounted for under the scope of ASC Topic 842, Leases. In May 2019, the FASB issued ASU 2019-05, which provides transition relief for entities adopting ASU 2016-13 by allowing entities to elect the fair value option on certain financial instruments. ASU 2016-13 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2022, with early adoption permitted for fiscal years beginning after December 15, 2019. The Company believes that the adoption of ASU 2016-13 will not have a material impact on the Company’s consolidated financial statements.

In December 2018, the FASB issued ASU 2018-20, an update to ASC Topic 842, Leases. ASU 2018-20 allows lessors to make an accounting policy election not to evaluate whether sales taxes and similar

10

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2022

taxes imposed by a governmental authority on a specific lease transaction and collected by the lessor from the lessee are the primary obligation of the lessor. A lessor that makes this election must exclude from the consideration in the contract and from variable payments not included in the consideration in the contract all taxes within the scope of the election and make additional disclosures. ASU 2018-20 requires a lessor to exclude lessor costs paid directly by a lessee to third parties on the lessor’s behalf from variable payments, but lessor costs that are paid by the lessor and reimbursed by the lessee are required to be included in variable payments. The effective date of ASU 2018-20 is required to coincide with the effective date of ASU 2016-02. The Company adopted the provisions of ASU 2018-20 on January 1, 2022, in conjunction with the adoption of ASU 2016-02. This adoption did not have a material impact on the Company’s consolidated financial statements.

(3)	Investment in Real Estate, net and Related Lease Intangible Assets and Liabilities

As of December 31, 2022, real estate, net consists of the following components:

Land	$	89,382,168
Building		357,123,366
Site improvements		1,718,298
Tenant improvements		41,419,085

Total investment in real estate, at cost		489,642,917

Accumulated depreciation		(17,208,811)

Investment in real estate, net	$	472,434,106

Lease intangible assets and liabilities subject to amortization consist of the following as of December 31, 2022:

			Accumulated

		Cost basis	amortization	Net
Acquired in-place leases	$	16,655,845	(1,758,701)	14,897,144
Acquired above-market leases		25,208,944	(2,661,809)	22,547,135
Leasing commissions		9,724,751	(1,026,834)	8,697,917

The weighted average amortization period for intangibles, net, and leasing commissions as of December 31, 2022, is 12 years. Amortization of above-market leases was $1,878,924 for the year ended December 31, 2022, and was recorded as a decrease to rental revenue on the accompanying consolidated statement of operations. Amortization of in-place leases and leasing commissions was $1,241,436 and $724,824, respectively, for the year ended December 31, 2022, and was recorded to depreciation and amortization expense on the accompanying consolidated statement of operations.

11

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2022

At December 31, 2022 the estimated amortization in aggregate and for each of the next five years ending December 31 and thereafter is:

		Assets
2023	$	3,845,184
2024		3,845,184
2025		3,845,184
2026		3,845,184
2027		3,845,184
Thereafter		26,916,276

Total	$	46,142,196

(4)	Mortgage Notes Payable

On July 30, 2021, the Company entered into a $408,000,000 mortgage loan agreement with JP Morgan Chase Bank, NA, and Barclays Capital Real Estate Inc. collectively as Lenders.

The loan terms are summarized as follows:

Mortgage Note	Interest Rate	Maturity Date	Debt Balance as of 12/31/2022
JP Morgan Chase Bank	2.970%	November 1, 2034	$285,600,000
Barclays Capital Real Estate	2.970%	November 1, 2034	$122,400,000

The following table summarizes the Company’s mortgage notes payable activity for the year ended December 31, 2022:

2022
Mortgage notes payable, beginning of period	408,000,000
Proceeds from notes payable	—
Debt issuance costs, net of amortization	(6,947,386)

Mortgage notes payable, net, end of period	401,052,614

(5)	Revenue

The Company’s revenue consists of rental revenue and other income. The Company leases office space to a tenant with a remaining term of 12 years, expiring in December 2034 with renewal options for additional terms. The components of rental revenue for the year ended December 31, 2022 were as follows:

2022
Fixed lease revenue	27,990,788
Variable lease revenue	9,814,786

Total rental revenue	37,805,574

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KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2022

The following is a schedule of future minimum rentals on non-cancelable operating leases as of December 31, 2022, for each of the five succeeding years commencing January 1, 2023.

2023	$	25,726,043
2024		26,502,240
2025		27,292,759
2026		28,111,542
2027		28,954,888
Thereafter		228,521,710

	$	365,109,182

(6)	Members’ Equity

The Company’s outstanding membership interests are governed by their limited liability company agreement.

(7)	Transactions with Related Parties

Company Loan

The Company has made a loan (Company Loan) to Drawbridge Asset Management LLC (DAM), as evidenced by that certain Amended and Restated Non-Recourse Promissory Note dated August 13, 2021 in the principal amount of $538,375 and is included in note receivable on the balance sheet. Per the terms of the non-recourse promissory note, interest shall be compounded annually at a rate per annum equal to 5.0%. As of December 31, 2022, the note receivable balance is $533,863.

Property Management Fee

The property is managed by Drawbridge Realty Management LLC (“DRM”), an affiliate of the Company. DRM earns property management fees equal to the amount of management fees charged to and paid by tenants pursuant to each tenant lease, less the amount paid to a third-party manager. For the year ended December 31, 2022, the Company incurred property management fees of $647,302. As of December 31, 2022, the Company had $0 of unpaid property management fees.

(8)	Commitments and Contingencies

The Company is not subject to any material litigation nor to management’s knowledge is any material litigation currently threatened against the Company other than routine litigation, claims, and administrative proceedings arising in the ordinary course of business. Management believes that such routine litigation, claims, and administrative proceedings will not have a material adverse impact on the Company’s consolidated financial position or results of operations.

(9)	Fair Value Disclosure

The Company’s financial instruments mainly consist of cash and cash equivalents, tenant receivables, accounts payable, accrued expenses and other liabilities. Due to the short-term nature of these instruments, the carrying amounts approximate fair value as December 31, 2022.

13

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2022

(10)	Subsequent Events

The Company has evaluated subsequent events from the consolidated balance sheet date through March 29, 2023, the date at which the consolidated financial statements were available to be issued. Based on this evaluation, there are no events that would require additional recognition or disclosure.

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KRE MREG CITY AVE VENTURE LLC

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2022

KRE MREG City Ave Venture LLC

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Auditors

To the Members of

KRE MREG City Ave Venture LLC

Opinion

We have audited the consolidated financial statements of KRE MREG City Ave Venture LLC (the “Company”), which comprise the consolidated balance sheet as of December 31, 2022, and the related consolidated statements of operations, changes in members’ equity and cash flows for the period from October 12, 2022 (Commencement of operations) through December 31, 2022, and the related notes (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022, and the results of its operations, changes in members’ equity and its cash flows for the period from October 12, 2022 (Commencement of operations) through December 31, 2022 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as

A member firm of Ernst & Young Global Limited

fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 30, 2023

A member firm of Ernst & Young Global Limited

KRE MREG City Ave Venture LLC

Consolidated Balance Sheet

As of December 31, 2022

(in thousands)

Assets
Real estate, net	$298,450
Acquired lease intangibles, net	20,971
Cash and restricted cash	12,729
Tenant accounts receivable	234
Prepaid expenses and other assets	263

Total Assets	$332,647

Liabilities and Members’ Equity
Mortgages payable, net	$250,421
Accounts payable, accrued expenses and other liabilities	3,706
Below market lease values, net	276

Total Liabilities	254,403

Members’ Equity	78,244

Total Liabilities and Members’ Equity	$332,647

The accompanying notes are an integral part of these consolidated financial statements.

5

KRE MREG City Ave Venture LLC

Consolidated Statement of Operations

For the period October 12, 2022 (Commencement of Operations) to December 31, 2022

(in thousands)

Revenue
Rental revenue	$4,982
Other revenue	467

Total revenue	5,449

Expenses
Operating	1,680
Real estate taxes	345
Management fees	208
Depreciation and amortization	8,941

Total expenses	11,174

Interest income	18
Interest expense	(4,091)

Net loss	$(9,798)

The accompanying notes are an integral part of these consolidated financial statements.

6

KRE MREG City Ave Venture LLC

Consolidated Statement of Changes in Members’ Equity

For the period October 12, 2022 (Commencement of Operations) to December 31, 2022

(in thousands)

	KREST Operating Partnership, L.P.	MREG Main Line AIV, LP	MREG Presidential Promote LLC	Total

Balance, October 12, 2022	$-	$-	$-	$-

Contributions	83,751	4,417	-	88,168

Distributions	(120)	(6)	-	(126)

Net loss	(9,307)	(491)	-	(9,798)

Balance, December 31, 2022	$74,324	$3,920	$-	$78,244

The accompanying notes are an integral part of these consolidated financial statements.

7

KRE MREG City Ave Venture LLC

Consolidated Statement of Cash Flows

For the period October 12, 2022 (Commencement of Operations) to December 31, 2022

(in thousands)

Net loss	$(9,798)
Adjustments to reconcile net loss to net cash provided by operating activities:
Straight-line rent adjustment	(9)
Depreciation and amortization	10,195
Changes in operating assets and liabilities:
Tenant accounts receivable	(234)
Prepaid expenses and other assets	(254)
Accounts payable, accrued expenses and other liabilities	3,650

Net cash provided by operating activities	3,550

Cash flows from investing activities
Purchase of real estate	(77,688)

Cash used in investing activities	(77,688)

Cash flows from financing activities
Payment of deferred financing costs	(1,175)
Member contributions	88,168
Member distributions	(126)

Net cash provided by financing activities	86,867

Net increase in cash and restricted cash	12,729
Cash and restricted cash, beginning of period	-

Cash and restricted cash, end of period	$12,729

Supplemental disclosure of cash flow information:
Cash paid for interest	$4,536

Supplemental disclosure of non-cash investing activities:
Accrued costs of real estate	$56

Acquired real estate	$302,179

Acquired lease intangibles	$26,191

Acquired below market leases	$308

Assumption of mortgages payable	$250,318

The accompanying notes are an integral part of these consolidated financial statements.

8

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2022

1. Organization

KRE MREG City Ave Venture LLC (the “Company”) is a Delaware limited liability company formed on April 22, 2022 to own interests in subsidiaries which hold a fee simple interest in Presidential City (“City Ave”), a mixed-use property consisting of 1,015 apartment units and 78,000 rentable square feet of office and retail space located in Philadelphia, Pennsylvania. The Company is governed by its Amended and Restated Limited Liability Company Agreement (the “LLCA”) dated October 12, 2022 (the “Commencement of Operations”), and its term shall continue until the sale or disposition of City Ave, unless terminated earlier upon the occurrence of certain events, or otherwise extended in accordance with the LLCA.

The Company’s investment in City Ave has been made through KRE MREG City Ave Venture REIT LLC (“REIT Subsidiary”). The REIT Subsidiary intends to elect and maintain its qualification to be taxed as a real estate investment trust (“REIT”) under the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), for U.S. federal income tax purposes. As such, the REIT Subsidiary is not subject to U.S. federal income tax.

2. Summary of Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

The consolidated financial statements are prepared in accordance with the Financial Accounting Standards Board’s (the “FASB”) Accounting Standards Codification (“ASC”), the authoritative reference for U.S. generally accepted accounting principles (“GAAP”).

The Company consolidates all entities that are controlled either through majority ownership or voting rights. The Company also identifies entities for which control is achieved through means other than through voting rights (a variable interest entity or “VIE”) using the analysis as set forth in ASC 810, Consolidation of Variable Interest Entities, and determines when and which variable interest holder, if any, should consolidate the VIE. The Company has no consolidated variable interest entities at December 31, 2022. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash

The Company maintains cash accounts which from time to time exceed the insured maximum of $250,000 per account. The carrying amount of cash and cash equivalents approximates fair value.

Restricted Cash

Restricted cash includes tenant security deposits and reserve balances held by the lender of the Company’s Mortgages Payable for capital improvements, commercial leasing costs, tenant improvements, real estate taxes, and insurance. The carrying amount of restricted cash approximates fair value.

Real Estate

Real estate assets held for use are carried at historical cost and consist of land, buildings and improvements, furniture, fixtures and equipment. Expenditures for ordinary repair and maintenance costs are charged to expense as incurred. Expenditures for improvements, renovations, and replacements of real estate assets are capitalized and depreciated over their estimated useful lives if the expenditures qualify as betterments or the life of the related asset will be substantially extended beyond the original life expectancy.

9

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2022

Depreciation is computed using a straight-line method over the estimated useful lives ranging from 10 to 40 years.

Real estate assets are evaluated for indicators of impairment when events or changes in circumstances occur that may indicate that the carrying amount of the real estate assets may not be recoverable from its use and eventual disposition. Factors that the Company may consider in its impairment analysis include, among others: (1) significant underperformance relative to historical or anticipated operating results; (2) significant negative industry or economic trends; (3) costs necessary to extend the life or improve the real estate asset; (4) significant increase in competition; and (5) ability to hold and dispose of the real estate asset in the ordinary course of business. A real estate asset is considered impaired when the sum of estimated future undiscounted cash flows expected to be generated by the real estate asset over the estimated remaining holding period is less than the carrying amount of such real estate asset. Cash flows include operating cash flows and anticipated capital proceeds generated by the real estate asset. If the sum of such estimated cash flows is less than the carrying amount of the real estate, an impairment charge is recorded equal to the excess of the carrying value of the real estate asset over the fair value. When determining the fair value of a real estate asset, the Company makes certain assumptions including, but not limited to, consideration of projected operating cash flows, comparable selling prices and projected cash flows from the eventual disposition of the real estate asset based upon the Company’s estimate of a capitalization rate and discount rate. There were no impairments of our real estate assets as of December 31, 2022.

Intangibles

The Company accounts for acquisitions of real estate in accordance with ASC 805, Business Combinations, which first requires that the Company determine if the real estate investment is the acquisition of an asset or a business combination. Under either model, the Company must identify and determine the fair value of any assets acquired and liabilities assumed. The Company generally views acquisitions of operating real estate properties as asset acquisitions, which results the capitalization of acquisition costs and the allocation of the purchase price to the assets acquired and liabilities assumed based on the relative fair values of each respective asset and liability.

Assets acquired and liabilities assumed include land, building, building improvements, tenant improvements, furniture, fixtures and equipment, mortgages payable, and identified intangible assets and liabilities, which generally consists of above or below market leases values, in-place lease values, and other lease-related values. In estimating fair values for purposes of allocating the purchase price of City Ave to tangible assets acquired, the Company utilizes various methods including a market approach, which considers recent sales of similar properties, adjusted for differences in location and state of the physical asset, or a replacement cost approach, which considers the composition of structures acquired, adjusted for depreciation based on industry standard information and estimated useful lives of the acquired property. In estimating fair values for purposes of allocating the purchase price of City Ave to intangible assets acquired, the Company considers the estimated cost of leasing City Ave assuming the property was vacant, the value of the current lease agreements relative to market-rate leases, and the estimation of total lease-up time including lost rents.

Revenue Recognition

The Company’s revenues are derived from lease agreements with tenants which are accounted for under ASC 842, Leases. Lease agreements generally provide for fixed rent payments, representing revenue each tenant pays in accordance with the terms of its respective lease, recognized on a straight-line basis over the lease agreement’s non-cancellable term. Rental revenue attributable to variable lease payments, including reimbursement of certain operating expenses, parking, and miscellaneous fees, are recognized as earned. Leases agreements with residential tenants are generally for one-year terms and lease agreements with commercial tenants are generally for periods of 5-10 years, both of which are renewable upon consent of both parties.

The Company evaluates the collectability of tenant receivables for payments required under the lease agreements. If the Company determines that collectability is not probable, the Company recognizes any difference between revenue recognized to date and payments that have been collected from the tenant as a current period adjustment to rental revenue.

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2022

Deferred Financing Costs

Costs related to obtaining and assuming the mortgages payable are presented on the consolidated balance sheet as a direct deduction from the carrying amount of the associated obligation. These costs are amortized over the contractual term of the related obligation as interest expense using the effective interest method.

Financial Instruments

Financial instruments held by the Company include cash and restricted cash, tenant accounts receivable, prepaid expenses and other assets, accounts payable, accrued expenses and other liabilities, and mortgages payable. The fair value of these financial instruments, excluding the fair value of the mortgages payable, approximates their current carrying amount.

GAAP requires the categorization of the fair value of financial instruments into three broad levels that form a hierarchy based on the transparency of inputs to the valuation. See Note 8 – Fair Value Measurements for details of the Company’s valuation policy.

Risks and Uncertainties

The Company, as an owner of real estate assets, is subject to various environmental laws of federal and local governments. Compliance by the Company with existing laws has not had a material adverse effect on the Company’s financial position or results of operations, and management does not believe it will have such an impact in the future. However, the Company cannot predict the impact of new or changed laws or regulations on City Ave.

The REIT Subsidiary is subject to significant tax risks. If the REIT Subsidiary fails to maintain its qualification as a REIT in a given taxable year, it may be subject to penalties as well as federal, state and local income tax on its taxable income, which could be material. It would also not be able to qualify as a REIT for the subsequent four taxable years, unless entitled to relief under certain statutory provisions.

A REIT must distribute at least 90% of its taxable income to its stockholders, determined without regard to the deduction for dividends paid and excluding net capital gains. In addition to the 90% distribution requirement, a REIT is subject to a nondeductible excise tax if it fails to make certain minimum distributions by calendar year-end. The excise tax imposed is equal to 4% of the excess of the required distribution (specified under U.S. federal tax law) over the distributed amount for such year. Distribution of the remaining balance may extend until timely filing of the REIT’s tax return in the subsequent taxable year. Qualifying distributions of taxable income are deductible by a REIT in computing taxable income.

The novel coronavirus (“COVID-19”) pandemic has evolved since its onset during the first quarter of 2020, and while the global economy has begun to recover, uncertainty around future developments remain. COVID-19 has also affected global supply chains, the labor market, and inflation, which continue to impact many industries, including the real estate industry. In response, the Federal Reserve raised interest rates in 2022 and has indicated that it foresees further interest rate increases in 2023. The overall impact to the global economy will depend largely on the recovery of disrupted supply chains and industries, the extent of the labor market interruptions, the result of the Federal Reserves’ policies, and other government interventions. The current and future financial, economic and capital markets environment could remain uneven, and presents uncertainty and risk with respect to the performance of the Company’s real estate assets, and the Company’s financial condition, results of operations, liquidity, and ability to make distributions.

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2022

3. Real Estate

At Commencement of Operations, the Company acquired City Ave, a mixed-use property consisting of 1,015 apartment units and 78,000 rentable square feet of office and retail space located in Philadelphia, Pennsylvania. Upon acquisition, $302.2 million of the purchase price was allocated to tangible assets including $74.5 million to land, $218.1 million to building and improvements, $8.4 million to furniture, fixtures, and equipment, and $1.2 million to tenant improvements.

As of December 31, 2022, real estate consisted of the following ($ in thousands):

December 31, 2022
Land	$74,476
Building and improvements	218,109
Tenant improvements	1,219
Furniture, fixtures and equipment	8,375

Total real estate	302,179
Less: accumulated depreciation	(3,729)

Total real estate, net	$298,450

Depreciation expense for the period ended December 31, 2022 approximated $3.7 million.

4. Intangibles

Upon acquisition of City Ave, $25.9 million of the purchase price was allocated to intangible assets including $25.3 million to in-place leases, $0.1 million above market leases, $0.3 million to below market leases, and $0.8 million to other lease related values.

As of December 31, 2022, the Company’s intangibles are comprised of the following:

December 31, 2022
Acquired lease intangibles	$26,191
Accumulated amortization	(5,220)

Acquired lease intangibles, net	$20,971

Below market lease values	$308
Accumulated amortization	(32)

Below market lease values, net	$276

Amortization of in-place and other lease values for the period ended December 31, 2022 approximated $5.2 million and is included in depreciation and amortization on the consolidated statement of operations.

Amortization of above and below market lease values for the period ended December 31, 2022 approximated $8,000 and $32,000, respectively, and is included in rental revenue on the consolidated statement of operations.

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2022

As of December 31, 2022, the estimated amortization of these intangibles for the next five years is approximately as follows:

	Acquired Lease Intangibles	Below Market Lease Values
2023	$20,079	$127
2024	447	78
2025	295	38
2026	141	32
2027	9	1

Total	$20,971	$276

At acquisition, the weighted average amortization period for acquired lease intangibles was approximately 1.4 years and the weighted average amortization period for below market lease values was approximately 2.9 years.

5. Mortgages Payable

Upon acquisition of City Ave, the Company assumed financing from the prior owner in the form of a $290.0 million mortgages payable consisting of a $217.6 million senior mortgage payable, $57.4 million senior mezzanine loan, and a $15.0 million junior mezzanine loan (collectively, the “Mortgages Payable”). The Mortgages Payable are secured by interests in City Ave and wholly owned subsidiaries of the REIT Subsidiary. Upon acquisition of City Ave, $39.7 million of the purchase price was allocated to the assumed Mortgages Payable based on favorable terms compared to market.

The senior mortgage payable requires interest only payments at a fixed rate of 3.50% per annum and has a maturity date of September 8, 2029. The senior mortgage payable may be defeased in whole or in part without penalty ninety days prior to maturity, subject to customary terms and conditions, with defeasement allowed prior to such date subject to a prepayment fee.

The senior and junior mezzanine loans require interest only payments at fixed rates of 6.75% and 8.185% per annum, respectively, and have a maturity date of September 8, 2029. The senior and junior mezzanine loans may be defeased in whole or in part without penalty ninety days prior to maturity, subject to customary terms and conditions, with defeasement allowed prior to such date subject to a prepayment fee.

As of December 31, 2022, Mortgages Payable, net consisted of the following ($ in thousands):

December 31, 2022
Mortgages payable	$290,000
Purchase price adjustment	(39,682)
Deferred financing costs	(1,175)
Accumulated amortization	1,278

Total mortgage payable, net	$250,421

Amortization of deferred financing costs and discount for the period ended December 31, 2022 approximated $1.3 million and is included in interest expense on the consolidated statement of operations.

6. Members’ Equity

KREST Operating Partnership, L.P. (the “Manager”) is the Manager of the Company. The Manager has made an initial contribution in exchange for an interest in the Company. MREG Main Line AIV, LP (the “MREG Member”) has made an initial contribution in exchange for as interest in the Company. MREG Presidential Promote LLC

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2022

(“MREG Promote”, and together with the Manager and the MREG Member, the “Members”), is also a member however it has no obligation to make a contribution to the Company.

Pursuant to the LLCA, all future capital contributions will be made by the members in accordance with the members’ respective percentage interests.

Allocation of Profits and Losses

According to the provisions of the LLCA, each item of income, gain, loss, expense, deduction or credit of the Company shall be allocated among the Members pro-rata based on their initial capital contribution. Income and losses from the Company are generally allocated to the Members in a manner consistent with cash distribution priorities. Income and loss allocations are based on an assumed liquidation of the Company’s net assets at the end of the reporting period, including investments at reported fair value.

Distributions

According to the provisions of the LLCA and beginning on December 31, 2025 and occurring on each three-year anniversary thereafter and on the date at which the Company (or its assets) has been disposed (each a “Performance Allocation Period”), the Manager shall adjust the percentage interests of each of Member other than the MREG member for any positive amount equal to the sum of (i) 15% of the positive difference, if any, of (A) an amount equal to (a) the Net Asset Value (based upon the Fair Market Value) of the Company (the “NAV”) attributable to the Manager (before taking into account any outstanding Company Loans) as of the end of such Performance Allocation Period, plus (b) the aggregate amounts distributed or payments in respect of Company Loans made to the Manager during such Performance Allocation Period from the Company, minus (c) the aggregate NAV attributable to the Manager (before taking into account any outstanding Company Loans) as of the beginning of such Performance Allocation Period (or, if greater, the equity basis of the Manager as of the beginning of such Performance Allocation Period), minus (d) the aggregate amount of capital contributions or Company Loans made by the Manager during such Performance Allocation Period to the Company (the “Performance Amount”) for such Performance Allocation Period minus (B) the aggregate amount of distributions (regardless of the source or character thereof) to Manager on the last day of such Performance Allocation Period required to cause the internal rate of return from the beginning of such Performance Allocation Period to equal 9.0% per annum (the “First Hurdle Preferred Return”) for such Performance Allocation period, plus (ii) 10% of the positive difference, if any, of (A) the Performance Amount for such Performance Allocation Period, minus (B) the aggregate amount of distributions (regardless of the source or character thereof) to Manager on the last day of the Performance Allocation Period required to cause the internal rate of return from the beginning of the Performance Allocation Period to equal 11.93% per annum (the “Second Hurdle Preferred Return”) for such Performance Allocation Period, provided that in no event will the Performance Amount ever be negative.

The operating agreement of the REIT Subsidiary provides for up to 125 non-voting preferred units to be issued by the Company at a price of $1,000 per share. Such preferred units earn a preferred return of 12.0% per annum.

7. Related Party Transactions

The Company engaged Mack Property Management (Pennsylvania) LLC (“MPM”), an affiliate of the MREG Member, for property management and leasing services for City Ave pursuant to a management agreement (the “Management Agreement”). The management agreement, effective October 12, 2022, continues for a period of 12 months and generally shall automatically be extended for successive 1-year periods unless terminated earlier.

Upon acquisition of City Ave, the Company incurred an acquisition fee of $800,000 to an affiliate of the MREG Member for brokerage and due-diligence services which is included in the initial purchase price of City Ave.

Property Management

Pursuant to the Management Agreement, the Company incurs monthly property management fees based upon gross rental receipts, as defined. From Commencement of Operations through December 31, 2022, the Company incurred

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2022

$153,000 of property management fees which are included in management fees on the consolidated statement of operations. As of December 31, 2022, $59,000 remains unpaid and is included in accounts payable, accrued expenses, and other liabilities on the consolidated balance sheet.

Leasing Services

Pursuant to the Management Agreement, the Company incurs leasing fees based upon total base rents for the first five years of new and renewed lease agreements, adjusted for any claw backs from third party brokers. From Commencement of Operations through December 31, 2022, the Company has not incurred any leasing fees to MPM.

Asset Management

Pursuant to the LLCA, the Company incurs to an affiliate of the MREG Member monthly asset management fees based upon gross rental receipts, as defined. From Commencement of Operations through December 31, 2022, the Company incurred $56,000 of asset management fees which are included in management fees on the consolidated statement of operations. As of December 31, 2022, $21,000 remains unpaid and is included in accounts payable, accrued expenses, and other liabilities on the consolidated balance sheet.

Construction Management

Pursuant to the Management Agreement and upon request, the Company incurs construction management fees based upon the total construction contract cost. From Commencement of Operations through December 31, 2022, the Company has not incurred any construction management fees.

8. Rental Revenue

The Company has non-cancelable operating leases for space in the building. These leases provide for fixed rent payments, recognized on a straight-line basis, and variable rent payments, including reimbursement of certain operating expenses, parking, and miscellaneous fees.

The future minimum fixed rentals under the Company’s non-cancellable leases for each of the next five years are as follows:

2023	$1,441
2024	1,172
2025	869
2026	773
2027	84

Total	$4,339

9. Fair Value Measurements

ASC 820, Fair Value Measurement and Disclosures, establishes a framework for measuring fair value as well as disclosures about fair value measurements. It emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use when pricing an asset or liability. As a basis for considering market participant assumptions in fair value measurements, the standards establish a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

Level 1 inputs utilize unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2022

active markets, as well as inputs that are observable for the asset or liability other than quoted prices, such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement fall is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

The Company has no financial instruments reported at fair value. Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value as of December 31, 2022 were as follows (in thousands):

	Carrying	Principal		Fair value hierarchy level
	Value	Balance	Fair Value	Level 1	Level 2	Level 3
Mortgage payable	$250,421	$290,000	$250,421	$-	$-	$250,421

10. Income Taxes

The Company accounts for uncertain tax positions according to GAAP. This guidance prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that an entity has taken or expects to take on a tax return. As of December 31, 2022, the Company has not recorded any amounts for uncertain tax positions. The Company is taxed as a partnership for U.S. federal income tax purposes. As a result, the Members are responsible for reporting their allocable share of the Company’s taxable income, gains, deductions, losses and credit on the respective tax returns.

The Company has no income tax expense, deferred tax assets or deferred tax liabilities associated with any uncertain tax position for the operations of any entity included in the consolidated statement of operations. The Company’s tax returns are subject to audit by taxing authorities. The Company’s tax years ended December 31, 2022 and onward remain open to examination by major taxing jurisdictions to which the Company is subject.

The REIT Subsidiary intends to elect to be taxed as a REIT under Sections 856 through 860 of the Internal Revenue Code commencing with its taxable year ended December 31, 2022. As a result, the REIT Subsidiary is generally not subject to federal and state income tax on that portion of its income that it distributed to members if it distributed at least 90% of its taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gains, and complied with certain other requirements to qualify as a REIT. Since Commencement of Operations through December 31, 2022, the REIT Subsidiary was in compliance with all REIT requirements. Additionally, no provision has been made for federal or state income taxes in the accompanying consolidated financial statements, as the REIT Subsidiary believes it has met the prescribed requisite requirements.

11. Commitments and Contingencies

In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide for general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. The Company expects the risk of future obligations under these indemnifications to be remote.

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2022

12. Subsequent Events

The Company has assessed events through March 30, 2023, the date the Company’s financial statements were available to be issued, and noted the following: In January 2023, the REIT Subsidiary issued 125 preferred units for gross proceeds of $125,000.

C O N S O L I D A T E D   F I N A N C I A L   S T A T E M E N T S

MCH SFR Venture 3 LP

For the Year Ended December 31, 2022

With Report of Independent Auditors

MCH SFR Venture 3 LP

Consolidated Financial Statements

Year Ended December 31, 2022

Ernst & Young LLP Suite 500 5100 Town Center Circle Boca Raton, FL 33486	Tel: +1 561 955 8000 Fax: +1 561 955 8200 ey.com

Report of Independent Auditors

To the General Partner

MCH SFR Venture 3 LP

Opinion

We have audited the consolidated financial statements of MCH SFR Venture 3 LP (the Partnership), which comprise the consolidated balance sheet as of December 31, 2022, and the related consolidated statements of operations, changes in partners’ capital and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Partnership at December 31, 2022, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Partnership and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

A member firm of Ernst & Young Global Limited

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

A member firm of Ernst & Young Global Limited

Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The accompanying consolidating balance sheet, consolidating statement of operations and consolidating statement of cash flows are presented for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

March 29, 2023

A member firm of Ernst & Young Global Limited

MCH SFR Venture 3 LP

Consolidated Balance Sheet

(Dollars in Thousands)

December 31, 2022

Assets
Investment in single-family residential rental real estate:
Land	94,314
Building and improvements	352,920
Accumulated depreciation	(6,930)

Single-family properties in operation, net	440,304
Single-faimly properties held for sale	14,778

Total real estate assets, net	455,082
Cash and cash equivalents	2,526
Restricted cash	6,716
Escrow deposits and advances for future closings	704
Interest rate cap	15,435
Other assets, net	144

Total assets	$480,607

Liabilities and Partners’ Capital
Revolving credit facility, net of defered financing costs	343,802
Accounts payable and accrued expenses	2,153
Accrued real estate taxes	1,699
Prepaid rents and security deposits	2,362

Total liabilities	350,016

Commitments and contengencies (Note 4)

Partners’ capital	130,591

Total liabilities and partners’ capital	$480,607

See accompanying notes.

MCH SFR Venture 3 LP

Consolidated Statement of Operations

(Dollars in Thousands)

For the period ending December 31, 2022

Revenue:
Rental revenue	$14,582
Other revenue	614

Total revenue	15,196

Operating expenses:
Property operating and maintenance	2,714
Real estate taxes	1,768
Property management	2,104
General and administrative expenses	2,815
Depreciation	7,137

Total operating expenses	16,538

Operating loss	(1,342)

Other expenses:
Loss on sale of single-family properties	(118)
Interest expense	(8,071)
Unrealized loss on interest rate cap	(1,388)
Impairment	(3,046)

Total other expenses	(12,624)

Net loss	$(13,966)

See accompanying notes.

5

MCH SFR Venture 3 LP

Consolidated Statement of Partners’ Capital

(Dollars in Thousands)

	KRE MCH SFR Manager C GP LLC	EFI SFR JV 3, LLC and affiliates	KREST Operating Partnership L.P.	Total Partners’ Capital

Balance as of January 1, 2022	$–	$–	$–	$–
Contributions	–	1,500	188,938	190,438
Distributions	–	–	(45,881)	(45,881)
Net loss	–	(144)	(13,821)	(13,966)

Balance as of December 31, 2022	$–	1,356	129,236	130,591

See accompanying notes.

6

MCH SFR Venture 3 LP

Consolidated Statements of Cash Flows

(Dollars in Thousands)

For the period ended December 31, 2022

Operating activities
Net loss	$(13,966)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation expense	7,137
Amortization of deferred financing costs	903
Unrealized loss on interest rate cap	1,388
Loss on sales of single-family residential rental real estate, net	118
Impairment loss	3,046
Realized gain on interest rate cap	(1,306)
Net changes in operating assets and liabilities:
Other assets	(144)
Accounts payable and accrued expenses	2,154
Accrued real estate taxes	1,699
Prepaid rents and security deposits	2,362

Net cash provided by operating activities	3,391

Investing activities
Changes in escrow deposits and advances for future closings	(704)
Acquisitions and improvements of single-family rental real estate	(465,685)
Proceed from the sales of Single-family rental real estate	301
Proceeds from interest rate cap	1,306
Purchase of interest rate cap	(16,823)

Net cash used in investing activities	(481,605)

Financing activities
Contributions	190,438
Distributions	(45,881)
Proceeds from revolving credit facility	345,569
Deferred financing costs paid	(2,670)

Net cash provided by financing activities	487,456

Net change in cash and cash equivalents and restricted cash	9,242
Cash and cash equivalents and restricted cash at the beginning of the period	–

Cash and cash equivalents and restricted cash at the end of the period	$9,242

Cash and cash equivalents and restricted cash at the end of the period
Cash and cash equivalents	$2,526
Restricted cash	6,716

Total cash and cash equivalents and restricted cash at the end of the period	$9,242

Supplemental cash flow information
Cash paid for interest	$9,615

See accompanying notes.

7

MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements

December 31, 2022

1. Organization

MCH SFR Venture 3 LP (the Partnership), a Delaware limited Partnership was formed on October 28, 2021; however, the Partnership’s principal operations did not commence until the year ended December 31, 2022. The Partnership was created to acquire, own and operate single-family residential rental properties. KRE MCH SFR Manager C GP, LLC is the general partner of the Partnership and has a 0% interest in the Partnership. EFI SFR JV 3, LLC (“EFI”) and KREST Operating Partnership L.P. (“KREST”) are the limited partners of the Partnership. Distributions and allocations of earnings and losses are made in accordance with the Partnership’s governing documents. Subject to the terms of the governing documents, MCH SFR Promote 3 LLC, an affiliate of EFI, may receive disproportionate distributions and related allocations of income if certain thresholds are met based on the internal rate of return to the limited partners (“Promoted Returns”). The Promoted Returns will be initially calculated on the fifth anniversary of the Partnership. No such Promoted Return was achieved as of December 31, 2022.

2. Basis of Presentation and Significant Accounting Policies Basis of Presentation

The accompanying consolidated financial statements of the Partnership include the accounts of all wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The accounting and reporting policies of the Partnership conform to accounting principles generally accepted in the United States (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the consolidated financial statements. These estimates include property tax assessments, the relative fair value of assets acquired and assessing single-family residential rental real estate investments for impairment. The Partnership’s estimates are inherently subjective in nature, and actual results could differ from its estimates and the differences may be material.

Investments in Single-Family Residential Rental Real Estate

Since substantially all of the fair value of the acquired properties is concentrated in a single identifiable asset or group of similar identifiable assets, and do not include a substantive process, the purchases of single-family residential rental properties are accounted for as asset acquisitions under Accounting Standards Codification (“ASC”) 805, Business Combinations. These

8

MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

December 31, 2022

transactions are recorded at the purchase price, including acquisition costs, then allocated between land and building based on their relative fair values at the date of acquisition.

Fair value is determined under the guidance of ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), primarily based on unobservable market inputs, which are generally categorized as Level 3 valuations. The Partnership utilizes its own market knowledge and published market data in making estimates of fair values for purposes of allocating purchase price. In this regard, the Partnership also utilizes information obtained from county tax assessment records to assist in the determination of the fair value of the land and building.

Subsequent expenditures for renovations that improve the property or extend the useful life of the property are capitalized and depreciated over their useful life. The aforementioned capitalized costs include third-party goods and service costs incurred. The Partnership capitalizes these costs as a component of the real estate investment, primarily as building, in each wholly-owned, single-family residential rental property. These costs, along with related holding costs, are capitalized to the cost of the property during the period the property is undergoing activities to prepare it for its intended use. The Partnership capitalizes interest costs as a cost of the property only during the period for which activities necessary to prepare an asset for its intended use are ongoing, provided that expenditures for the asset have been made and interest costs have been incurred. Additionally, costs associated with utilities, home owner’s association costs, insurance and costs to improve the properties are capitalized from the time the property is acquired until it is ready for its intended use. Single-family properties under development are reclassified to Single-family properties in operation, once the asset is placed into use.

Upon completion of the renovation of the properties, all costs of operations, including repairs and maintenance, are expensed as incurred. Building and improvements depreciation is computed on the straight-line basis over the estimated useful lives of the assets. The Partnership utilizes an estimated useful life of 27.5 years with no salvage value for buildings.

The Partnership evaluates its single-family residential rental real estate for impairment periodically or whenever events or circumstances indicate that the carrying amount may not be recoverable. Significant indicators of impairment may include, but are not limited to, declines in home values, significant and persistent declines in an individual property’s net operating income, significant changes in the economy, or substantial damage to the individual property as a result of either casualty events or natural disasters. If an impairment indicator exists, the Partnership will prepare an internal analysis and compare the expected future undiscounted cash flows against the net carrying amount. If the sum of the estimated undiscounted cash flows is less than the net carrying amount, the Partnership will record an impairment loss for the difference between the estimated fair value of the individual property and the net carrying amount of the property at that date. The assessment of potential impairments of the Partnership’s single-family residential rental properties requires significant judgment and assessment of factors that are, at times, subject to significant

9

MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

December 31, 2022

uncertainty. Given the subjectivity, the Partnership evaluates impairment in consideration of multiple sources of information and through the performance of internal analysis, each of which are important components to the process with no one approach being necessarily determinative. The Partnership did not record any impairment charges related to single-family properties in operation for the year ended December 31, 2022.

Single-Family Properties Held for Sale

The Partnership evaluates its single-family residential rental properties on a regular basis to ensure that individual properties still meet the investment criteria. If the Partnership determines that an individual property no longer meets its investment criteria, the Partnership may make a decision to dispose of the property. Starting at the time that any such properties are identified, the Partnership performs an evaluation to determine whether or not such properties should be classified as held for sale in accordance with ASC 360, Property Plant and Equipment (“ASC 360”). ASC 360, generally requires an asset to be classified as held-for sale if it is available for immediate sale in its present condition, there is the existence of an active program to locate a buyer, and it is probable that the property will sell within one year. Single-family properties held for sale are reported at the lower of their carrying value or estimated fair value less costs to sell and are presented separately in single-family properties held for sale, net within the consolidated balance sheet. As of December 31, 2022, the Partnership had 48 single-family properties classified as held for sale, and the Partnership recorded $3.1 million of impairment charges on single-family properties held for sale for the year ended December 31, 2022. Such amount is included in impairment on the consolidated statement of operations.

Cash and Cash Equivalents

The Partnership considers all demand deposits, money market accounts, and investments in certificates of deposit purchased with an original maturity of three months or less to be cash equivalents. The Partnership maintains cash and cash equivalents and escrow deposits at various financial institutions. The consolidated account balances at one or more of the institutions typically exceed the Federal Depository Insurance Corporation (“FDIC”) insurance coverage. The Partnership is subject to a concentration of credit risk related to amounts on deposit in excess of FDIC insurance coverage. The Partnership believes the risk is not significant given the size and credit worthiness of the financial institutions at which the funds are held.

Restricted Cash

Restricted cash includes cash deposited in separate accounts associated with tenant security deposits and certain costs required under the lending agreements. The lending agreements also require the holding of monthly rent collections in separate accounts to fund the payment of operating costs. Certain state and local laws require that tenant security deposits be maintained in

10

MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

December 31, 2022

separate cash accounts. Proceeds from the sale of single-family residential rental real estate are held in escrow until they are applied as debt principal repayments or until substitution of a comparable property is made. Restricted cash as of December 31, 2022 consists of tenant restricted cash of $2.4 million and lender requirement restricted cash of $4.3 million.

Escrow Deposits and Advances for Future Closings

Escrow deposits and advances for future closings include refundable and non-refundable cash earnest money deposits for the purchase of properties. In addition, escrow deposits include amounts paid for single-family properties in advance of when the risks and rewards of ownership of the property are transferred and the purchase is finalized.

Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consists primarily of trade payables, accrued interest, and construction and maintenance liabilities.

Deferred Financing Costs

Deferred financing costs consist of amounts paid to lenders and third parties in connection with obtaining debt financing. These costs are being amortized through the respective anticipated repayment dates of the loans and included in interest expense in the consolidated statement of operations.

Revenue Recognition

The Partnership leases single-family residential rental properties to residents who occupy the properties under operating leases, generally with a term of one to two years and include extension periods at the resident’s option. The Partnership has applied ASC 842, Leases (“ASC 842”) since its inception. In accordance with ASC 842, the Partnership classifies single-family property leases as operating leases and elects to not separate the lease component, comprised of rents from single-family properties, from the associated non-lease component, comprised of fees from single-family properties and tenant charge-backs. The combined component is accounted for under ASC 842. Rents to be received based on in-place leases as of December 31, 2022 are $28.9 million.

Sales of single-family residential rental real estate and related profit or loss are generally recognized when title to and possession of the home are transferred to the buyer at the home closing date. The performance obligation to deliver the agreed-upon home is generally satisfied at the home closing date.

11

MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

December 31, 2022

Fair Value Measurement

Fair value is a market-based measurement and is determined based on the assumptions that market participants would use in pricing an asset or liability. The ASC 820 valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The three levels are defined as follows:

Level 1 – Inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

Level 2 – Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

Income Taxes

The Partnership, MCH SFR Venture 3 LP, is a pass-through entity for U.S. federal income tax purposes. ASC 740, Income Taxes, requires that the Partnership recognize the impact of a tax position in the Partnership’s consolidated financial statements if that position is “more likely than not” of being sustained on audit based on the technical merits of the position. As of December 31, 2022, there were no uncertain tax positions that could have a material impact on the Partnership’s consolidated financial statements. The 2022 tax years remains open to examination by the taxing jurisdictions to which the Partnership is subject.

The Partnership, as a pass-through entity, is not subject to U.S. federal income tax but may be subject to certain state, local, and franchise taxes in the different jurisdictions in which it operates. U.S. federal and state jurisdictions in which the Partnership and its subsidiaries file tax returns have statutes of limitation from three to four years. No open tax returns are currently under examination.

The Partnership is subject to state income tax in the different jurisdictions it operates.    Total state income tax expense totaled approximately $84,000 for the year ended December 31, 2022 and is recognized in general and administrative expenses in the consolidated statement of operations.

12

MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

December 31, 2022

The Partnership has one subsidiary, where it has been elected to be taxed as a corporation for U.S. federal income tax purposes. The Partnership has determined that income taxes from this subsidiary are immaterial to the Partnership’s operations.

Recently Issued Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments and various subsequent amendments (“Topic 326”), which requires an entity to estimate its expected credit loss and record an allowance based on this estimate so that it is presented at the net amount expected to be collected on the financial asset. In November 2018, the FASB issued ASU No. 2018-19, Codification Improvements to Topic 326, Financial Instruments—Credit Losses, which clarifies that receivables arising from operating leases are not within the scope of Topic 326. Instead, impairment of receivables arising from operating leases should be accounted for in accordance with ASC 842. Topic 326 will be effective for annual reporting periods beginning January 1, 2023, with early adoption permitted. The adoption of Topic 326 is not expected to have a material impact on the Partnership’s consolidated financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) (“Topic 848”), which provides practical expedients for reference rate reform-related activities that impact debt, leases, derivatives and other contracts. The guidance in ASU 2020-04 is optional and may be elected over time as reference rate reform activities occur. In December 2022, the FASB extended the temporary accounting rules under Topic 848 from December 31, 2022 to December 31, 2024.

3. Debt

On January 24, 2022, certain subsidiaries of the Partnership (the “Partnership Subsidiaries”) and certain subsidiaries of another separate single-family residential rental operator investee of KREST (the “SFR Investee”), entered a Revolving Credit Facility (the “Credit Facility”) with Morgan Stanley Asset Funding, Inc., which has been subsequently amended from time to time. The Credit Facility originally provided for $500 million of borrowing capacity, and a maturity date of January 24, 2024, with two twelve-month extension options available. The Partnership Subsidiaries and SFR Investee were obligated to make monthly payments. As of December 31, 2022, the combined effective interest rate was 3.91%.

The Revolving Credit Facility is collateralized by all Partnership-owned single-family residential rental properties included in investment in single-family residential rental real estate, net on the

13

MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

December 31, 2022

consolidated balance sheet and the single-family residential rental properties owned by the SFR Investee. There are various affirmative and negative covenants, including financial covenants, as defined in the applicable credit agreements.

The Partnership Subsidiaries and the SFR Investee are jointly and severally liable for the entire amount outstanding of the Credit Facility, which was $380.0 million as of December 31, 2022; however, based on a contractual agreement between the Partnership Subsidiaries and the SFR Investee (the “Debt Sharing Agreement”), each entity will only pay the principal and interest on the Credit Facility relating to amounts for which they individually borrowed on the Credit Facility to acquire single-family residential rental properties. As of December 31, 2022, the Partnership’s individual borrowings outstanding on the credit facility were $345.6 million. To the extent that the SFR Investee default on their payments with respect to the Credit Facility, the Partnership may be liable for the remaining $34.4 million.

The following is a reconciliation of the Partnership’s indebtedness as of December 31, 2022:

2022

Revolving credit facility	$ 345,568,995
Deferred financing costs, net	(1,739,182)

Revolving credit facility, net	$ 343,829,813

4. Derivatives

During 2022, the Partnership Subsidiaries and the SFR Investee jointly purchased an interest rate cap agreement with a notional amount of $380 million terminating on January 31, 2025. The interest rate cap was purchased under the name of one of the Partnership Subsidiaries. Pursuant to the Debt Sharing Agreement described in note 3, the Partnership Subsidiaries and the SFR Investee, each entity paid the cost of the cap separately, and any cash receipts associated with the interest rate cap are allocated based on their corresponding percentages of the total debt outstanding. As of December 31, 2022, the fair value of the interest rate cap related to the Partnership was $15.4 million and the interest rate cap was valued using level 2 inputs to the fair value hierarchy. The Partnership’s allocated cost paid for the interest rate cap was $16.8 million.

The Partnership did not elect to apply hedge accounting for the interest rate cap. As such, any change in the fair value of the interest rate cap will be recorded as unrealized gain/loss on interest rate cap in the consolidated statement of operations. Additionally, any proceeds received (realized gain) by the Partnership for the interest rate cap will be recorded as a reduction to interest expense. The Partnership’s pro-rata change in the fair value of the interest rate cap of $1.4 million was

14

MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

December 31, 2022

separately presented in the consolidated statement of operations for the year ended December 31, 2022.

The Partnership’s allocation of interest income related to the interest rate cap resulted in a realized gain of $1.3 million which was recorded as a reduction to interest expense in the consolidated statement of operations for the year ended December 31, 2022.

5. Commitments and Contingencies

Insurance Policies

Pursuant to the terms of the Partnership’s various debt agreements as well as laws and regulations of the jurisdictions in which the Partnership’s properties are located, the Partnership is required to procure insurance for the real estate investments held. For the year ended December 31, 2022, no material losses have been incurred with respect to the properties.

Legal

From time to time, the Partnership may be subject to potential liability under various claims and legal actions arising in the ordinary course of business. Liabilities are established for legal claims when payments associated with the claims become probable and the costs can be reasonably estimated. The actual costs of resolving legal claims may be substantially higher or lower than the amounts established for those claims. Based on the information currently available, the Partnership is not aware of any legal claims that are probable of occurring and are reasonably estimable and would have a material effect on the Partnership’s consolidated financial statements, and therefore, no accrual has been recorded as of December 31, 2022.

6. Related-Party Transactions

The Partnership has an agreement with My Community Homes LLC (“My Community Homes”), an affiliate of EFI, to provide asset management services including oversight of the properties, oversight of the acquisitions process and general administrative oversight. The employees of My Community Homes work for the benefit of the Partnership and other affiliated entities for which it may provide similar services. My Community Homes is compensated for such services through reimbursement of actual costs incurred as allocated to the various entities for which My Community Homes provides such services. For the year ended December 31, 2022, the Partnership was allocated its share of the overhead and expenses of the My Community Homes platform based on a methodology based on total homes owned. The total charges incurred by My Community Homes and charged to the Partnership were $2.8 million for the year ended December 31, 2022. These amounts are included in general and administrative expenses in the accompanying consolidated statement of operations. As of December 31, 2022, the Partnership recorded

15

MCH SFR Venture 3 LP

Notes to the Consolidated Financial Statements (continued)

December 31, 2022

approximately $144,000 related to prepayments of operation costs to My Community Homes in the consolidated balance sheet in Other Assets.

The Partnership purchases properties using a network of local operators. The local operators identify properties that meet the Partnership’s acquisition criteria, negotiate with buyers and prepare the transactions for closing in the name of the Partnership. One of the primary local operators is owned by the principal and owner of EFI; however, all local operators are paid commissions by the selling broker in the transaction and as a result, the Partnership did not incur any expenses for the local operators for the year ended December 31, 2022.

KKR Capital Markets LLC (“KCM”), an affiliate of KREST, received fees of $1.7 million, all of which were capitalized as deferred financing costs on the consolidated balance sheet, related to the placement of the Partnership’s Credit Facility.

7. Subsequent Events

The Partnership evaluated subsequent events through March 29, 2023, the date on which the consolidated financial statements were available to be issued.

Subsequent to December 31, 2022, the Partnership generated $6.3 million from the disposition of single-family properties held for sale as of December 31, 2022. There was no material gain or loss resulting from these transactions. Additionally, the Partnership paid down $7.1 million on the Credit Facility and received contributions of $3.5 million.

16

SUPPLEMENTAL SCHEDULES

17

MCH SFR Venture 3 LP

Supplemental Schedules

(Dollars in Thousands)

Consolidating Balance Sheet

The following represents the Partnership’s Consolidating Balance Sheet as of December 31, 2022:

	Standalone MCH SFR Venture 3 LP		MCH SFR Parent 3 LP and subsidiaries		Elimination	Consolidated MCH SFR Venture 3 LP
Assets
Investment in single-family residential rental real estate:
Land	$	–	$94,314	$	–	$94,314
Building and improvements		–	352,919		–	352,919
Accumulated depreciation		–	(6,930)		–	(6,930)

Single-family properties in operation, net		–	440,303		–	440,303
Single-family properties held for sale			14,778			14,778

Total real estate assets, net		–	455,081		–	455,081
Cash and cash equivalents		–	2,526		–	2,526
Restricted cash		–	6,716		–	6,716
Investment in subsidiary		130,591	–		(130,591)	–
Escrow deposits and advances for future closings		–	704		–	704
Interest rate cap			15,435			15,435
Other assets, net		–	144		–	144

Total assets	$	130,591	480,606	$	(130,591)	480,606

Liabilities and Partners’ Capital
Revolving credit facility, net of defered financing costs	$	–	$343,802	$	–	$343,802
Accounts payable and accrued expenses		–	2,153		–	2,153
Accrued real estate taxes		–	1,699		–	1,699
Prepaid rents and security deposits		–	2,362		–	2,362

Total liabilities	$	–	350,016	$	–	350,016

Partners’ capital		130,591	130,591		(130,591)	130,591

Total liabilities and partners’ capital	$	130,591	$480,607	$	(130,591)	$480,607

18

MCH SFR Venture 3 LP

Supplemental Schedules (continued)

(Dollars in Thousands)

Consolidating Statements of Operations

The following represents the Partnership’s Consolidating Statement of Operations for the year ended December 31, 2022:

	Standalone MCH SFR Venture 3 LP		MCH SFR Parent 3 LP and subsidiaries		Eliminations	Consolidated MCH SFR Venture 3 LP

Revenue:
Rental revenue	$	–	$14,582	$	–	$14,582
Other rental revenue		–	614		–	614

Total revenue		–	15,196		–	15,196

Operating expenses:
Property operating and maintenance		–	2,714		–	2,714
Real estate taxes		–	1,768		–	1,768
Property management		–	2,104		–	2,104
General and administrative expenses		–	2,815		–	2,815
Depreciation		–	7,137		–	7,137

Total operating expenses		–	16,538		–	16,538

Operating loss		–	(1,342)		–	(1,342)

Operating expenses:
Equity in (losses) of subsidiary		(13,966)	–		13,966	(13,966)
Loss on sale of single-family properties		–	(118)		–	(118)
Interest expense		–	(8,071)		–	(8,071)
Unrealized loss on interest rate cap		–	(1,388)		–	(1,388)
Impairment		–	(3,046)		–	(3,046)

Total other expenses		(13,966)	(12,624)		13,966	(12,624)

Net loss		$(13,966)	$(13,966)		$13,966	$(13,966)

19

MCH SFR Venture 3 LP

Supplemental Schedules (continued)

(Dollars in Thousands)

Consolidating Statement of Cash Flows

The following represents the Partnership’s Consolidating Statement of Cash Flows for the year ended December 31, 2022:

			For the Year Ended December 31, 2022
	Standalone MCH SFR Venture 3 LP		MCH SFR Parent 3 LP and subsidiaries		Eliminations	Consolidated MCH SFR Venture 3 LP
Operating activities
Net loss	$	(13,966)	$(13,966)		$13,966	$(13,966)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation expense		–	7,137		–	7,137
Amortization of deferred financing costs		–	903		–	903
Unrealized loss on interest rate cap		–	1,388		–	1,388
Loss on sales of single-family residential rental real estate, net		–	118		–	118
Impairment loss		–	3,046		–	3,046
Realized gain on interest rate cap		–	(1,306)		–	(1,306)
Equity in (losses) of subsidiary		13,966	–		(13,966)	–
Net changes in operating assets and liabilities:
Other assets		–	(144)		–	(144)
Accounts payable and accrued expenses		–	2,154		–	2,154
Accrued real estate taxes		–	1,699		–	1,699
Prepaid rents and security deposits		–	2,362		–	2,362

Net cash provided by operating activities		–	3,391		–	3,391

Investing activities
Changes in escrow deposits and advances for future closings		–	(704)		–	(704)
Acquisitions and improvements of single-family rental real estate		–	(465,685)		–	(465,685)
Investment in subsidiary		(144,557)	–		144,557	–
Proceeds from sale of single-family residential rental real estate		–	301		–	301
Proceeds from interest rate cap		–	1,306		–	1,306
Purchase of interest rate cap		–	(16,823)		–	(16,823)

Net cash (used in) provided by investing activities		(144,557)	(481,605)		144,557	(481,605)

Financing activities
Contributions		190,438	144,557		(144,557)	190,438
Distributions		(45,881)			–	(45,881)
Proceeds from revolving credit facility		–	345,569		–	345,569
Repayments of term loans		–	–		–	–
Deferred financing costs paid		–	(2,670)		–	(2,670)

Net cash (used in) provided by financing activities		144,557	487,456		(144,557)	487,456

Net change in cash and cash equivalents and restricted cash		–	9,243		–	9,243
Cash and cash equivalents and restricted cash at the beginning of the period		–	–		–	–

Cash and cash equivalents and restricted cash at the end of the period	$	–	$9,243	$	–	$9,243

Cash and cash equivalents and restricted cash at the end of the year
Cash and cash equivalents	$	–	$2,526	$	–	$2,526
Restricted cash		–	6,716		–	6,716

Total cash and cash equivalents and restricted cash at the end of the year	$	–	$9,242	$	–	$9,242

Supplemental cash flow information
Cash paid for interest	$	–	$9,615	$	–	$9,615

20

C O N S O L I D A T E D   F I N A N C I A L   S T A T E M E N T S

KRE 300 Pine, LLC and Subsidiaries

As of December 31, 2022

And Independent Auditor’s Report Thereon

KRE 300 Pine, LLC

Consolidated Financial Statements

As of December 31, 2022

INDEPENDENT AUDITOR’S REPORT

To KRE 300 Pine, LLC:

Opinion

We have audited the consolidated financial statements of KRE 300 Pine, LLC and its subsidiaries (the “Company”), which comprise the consolidated balance sheet as of December 31, 2022, and the related consolidated statements of operations, changes in members’ equity and cash flows for the year then ended, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 29, 2023

2

KRE 300 Pine, LLC

Consolidated Balance Sheet

As of December 31, 2022

Assets
Investment in real estate, cost	594,989,234
Less: Accumulated depreciation	(23,347,786)
Investment in real estate, net	571,641,448

Intangible assets, net	34,554,940
Cash and cash equivalents	4,865,226
Restricted cash	12,204,605
Straight line rent receivables	8,502,907
Tenant and other receivables	3,633,213
Notes receivable	529,005
Prepaid expenses and other assets	228,042
Total assets	$636,159,386

Liabilities and members’ equity
Liabilities:
Mortgage notes payable, net	$449,669,999
Accounts payable, accrued expenses and other liabilities	10,466,294
Below-market leases, net	33,768,604
493,904,897

Members’ equity	142,254,489
Total liabilities and members’ equity	$636,159,386

See accompanying notes to the consolidated financial statements.

KRE 300 Pine, LLC

Consolidated Statement of Operations

For the Year Ended December 31, 2022

Revenues:
Rental revenue	$43,831,849
Other income	30,873

Total revenues	43,862,722

Expenses:
Property operating expenses	6,032,509
Depreciation and amortization	16,797,931
Interest expense	16,417,489
Real estate taxes and insurances	1,926,321
Management fee	660,743
Utilities	920,206
General and administrative	248,593

Total expenses	43,003,792

Net income	$858,930

See accompanying notes to the consolidated financial statements.

KRE 300 Pine, LLC

Consolidated statement of Changes in Members’ Equity

For the year ended December 31, 2022

	KREST 300 Pine Member LLC	Puget Sound-G LLC	KREST Operating Partnership L.P.	URG Investors LLC	Preferred Equity	Total Members’ Equity
Members’ equity at January 1, 2022	$77,512,123	$75,172,395	$–	$–	$–	$152,684,518
Transfer of common unitholder equity	(75,272,146)		74,534,044	738,102		–
Contributions from Common unitholders	–	–	–	–	–	–
Contributions from Preferred unitholders	–	–	–	–	125,000	125,000
Distributions to Common unitholders	(2,422,500)	(5,586,000)	(3,358,583)	(32,917)	–	(11,400,000)
Distributions to Preferred unitholders	–	–	–	–	(13,959)	(13,959)
Net income	182,523	420,877	253,051	2,479	–	858,930

Members’ equity at December 31, 2022	$–	$70,007,272	$71,428,512	$707,664	$111,041	$142,254,489

See accompanying notes to the consolidated financial statements.

KRE 300 Pine, LLC

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2022

Cash flows from operating activities
Net income	$858,930
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,111,256
Changes in assets and liabilities:
Change in tenant and other receivables	(3,287,202)
Change in prepaid expenses and other assets	(20,773)
Change in accounts payable and accrued expenses	(1,418,778)

Net cash provided by operating activities	10,243,433

Cash flows from investing activities
Purchase of note receivable	(527,820)
Additions to real estate	(895,699)

Net cash used in investing activities	(1,423,519)

Cash flows from financing activities

Distributions to common and preferred members	(11,413,959)
Contributions from preferred unitholders	125,000

Net cash used in financing activities	(11,288,959)

Net decrease in cash and cash equivalents and restricted cash	(2,469,045)

Cash, cash equivalents, and restricted cash at Decemer 31, 2021	19,538,876

Cash, cash equivalents, and restricted cash at Decemer 31, 2022	$17,069,831

Reconciliation of cash and cash equivalents and restricted cash:
Cash and cash equivalents	$4,865,226
Restricted cash	12,204,605

Total cash, equivalents and restricted cash	$17,069,831

Supplemental disclosure of cash flow information
Mortgage interest paid	$15,560,250

Supplemental disclosure of noncash investing and financing activities:
Accrued capital expenditure	$2,668,603
Transfer of common unitholder equity	75,272,146

Total noncash investing and financing activities	$77,940,749

See accompanying notes to the consolidated financial statements.

KRE 300 Pine, LLC

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2022

1. Nature of the Business

KRE 300 Pine, LLC (the “Company”), a Delaware limited liability company, was formed on February 17, 2021 by KREST 300 Pine Member LLC (Original KKR Member). On April 28, 2021, Puget Sound-G LLC acquired a 49% interest in the Company as investor member. The purpose of the Company is to acquire, own, manage, finance, sell, and otherwise deal with any real property investments.

On June 1, 2022 Original KKR Member transferred 100% of its ownership interest to KREST Operating Partnership L.P. (KKR Member) and URG 300 Pine Investors LLC (URG Member). Upon the date of the transfer, Original KKR Member ceased to be a member in the company after the transfer. KKR Member is the managing member.

The Members’ percentage interests are as follows:

December 31, 2022
KREST 300 Pine Member LLC	0.000%
Puget Sound-G LLC	49.000%
KREST Operating Partnership L.P.	50.505%
URG 300 Pine Investors LLC	0.495%

100.000%

The Company acquired ownership of a commercial office building comprised of 773,109 (unaudited) square feet that is subject to a commercial condominium (the “Project”). The Project was purchased on April 1, 2021 for a purchase price of $587,850,935 and is located in Seattle, WA. The purchase was financed with lender financing and Common Member equity contributions.

The Company has four wholly owned subsidiaries, KRE 300 Pine REIT LLC, KRE 300 Pine Mezz B LLC, KRE 300 Pine Mezz A LLC, and KRE 300 Pine Owner LLC (collectively, the “Subsidiaries”).

2. Limited Liability Company Agreement

The limited liability company agreement (the “Agreement”) contains, among other provisions, the following:

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

2. Limited Liability Company Agreement (continued)

a.

Net earnings, as defined in the Agreement shall be allocated to the members in the ratios of their capital percentages. Gains or losses on the sale or other disposition of the Company assets shall be accounted for in accordance with provisions in the Agreement.

b.

Distributions, as determined shall be paid to the partners in the ratios of their capital percentages or until the promoted position is reached at which time distributions shall be paid in accordance with provisions in the Agreement. The Company made distributions of $11,413,959 in distributions to members for the year ended December 31, 2022.

c.	No withdrawal, disposition of an interest in the Company, or action to dissolve the Company shall be made without the written consent of all members or as provided in the Agreement.

3. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements are prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and include the accounts of the Company and its wholly owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the accompanying consolidated financial statements. Actual results could differ from those estimates.

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

3. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash equivalents are defined as highly liquid investments that have maturities of three months or less when purchased.

As of December 31, 2022, the Company had cash and cash equivalents deposited in certain financial institutions in excess of federally insured levels. Management regularly monitors the financial stability of these financial institutions in an effort to manage the Company’s exposure to any significant credit risk in cash and cash equivalents or restricted cash.

Restricted Cash

Restricted cash consists of escrow deposits held by lenders for tenant improvements, leasing commissions and real estate taxes. Substantially all restricted cash is held in demand deposits.

Investment In Real Estate

Real estate assets are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets as follows:

Buildings, improvements, and land improvements	10-40 years
Tenant improvements	7-12 years

Major betterments where the investment extends the useful life of the assets are capitalized. Maintenance and repair costs are expensed as incurred.

Real estate assets are reviewed for impairment each reporting period if events or changes in circumstances indicate that the carrying amount may not be recoverable. In such an event, a comparison will be made of the current and projected cash flows of each property on an undiscounted basis to the carrying amount of such property. If the carrying amount exceeds the undiscounted cash flows, it would be written down to the estimated fair value to reflect impairment in the value of the asset. While we believe our estimates of future cash flows are reasonable, different assumptions regarding a number of factors, including market rents, economic conditions,

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

3. Summary of Significant Accounting Policies (continued)

cap rates, occupancies and the estimated hold period, could significantly affect these estimates and change the outcome of our analysis in the future. The determination of whether investment property is impaired requires a significant amount of judgment by management and is based on the best information available to management at the time of the evaluation. No impairment was recorded for the year ended December 31, 2022.

Intangible Lease Assets and Liabilities

Intangible lease values include in-place lease, acquired above-market lease assets, below-market lease liabilities, lease commissions, and capitalized legal costs which represent intangibles from the acquisition of operating properties. The estimated fair value of acquired in-place leases are the costs the Company would have incurred to lease the properties to the occupancy level of the properties at the date of acquisition. Such estimates include the fair value of leasing commissions, legal costs and other direct costs that would be incurred to lease the properties to such occupancy levels. Additionally, the Company will evaluate the time period over which such occupancy levels would be achieved. Such evaluation will include an estimate of the net market-based rental revenues and net operating costs (primarily consisting of real estate taxes, insurance, and utilities) that would be incurred during the lease-up period. Acquired in-place leases as of the date of acquisition are amortized to amortization expense over the remaining lease terms. Should a tenant terminate its lease, the unamortized portion of the in-place lease value is charged to amortization expense.

Acquired above-and below-market lease values are recorded based on the present value (using an interest rate that reflects the risks associated with the lease acquired) of the difference between the contractual amounts to be paid pursuant to the in-place leases and management’s estimate of fair market value lease rates for the corresponding in-place leases. The capitalized above- and below-market lease values are amortized as adjustments to rental revenue over the remaining lease terms, which include periods covered by bargain renewal options. Should a tenant terminate its lease, the unamortized portion of out-of-market lease value is charged to rental revenue.

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

3. Summary of Significant Accounting Policies (continued)

Asset Acquisition

In accordance with Accounting Standards Codification (ASC) 805 – Business Combinations, the Company accounts for acquisitions of real estate as asset acquisitions. When acquiring real estate with existing buildings, the Company allocates the purchase price between land, buildings, and intangibles related to in-place leases, if any, based on their fair values. The fair value of intangible assets includes the value of net lease intangibles for in-place leases, above- or below-market rents and lease origination costs determined on a lease-by-lease basis. The capitalized values for lease related intangibles are amortized over the remaining term of the underlying leases. Acquisition costs are capitalized and allocated to the fair value of the assets acquired.

Tenant and Other Receivables

Tenant receivables consist primarily of amounts due from tenants for rental and operating expense payments in accordance with the tenants’ lease agreements. Refer to rental revenue policy for company’s assessment of collectability of receivables.

Deferred Financing Costs

Deferred financing costs consist of direct costs incurred in obtaining debt financing (see Note 6). The unamortized balance of deferred financing costs as of December 31, 2022 is $5,330,001 and is included in Notes payable on the consolidated balance sheet. These costs are being amortized on a straight-line basis, which approximates the effective yield method, over the term of the notes and are included as component of interest expense. For the year ended December 31, 2022 $515,809 was amortized.

Revenue Recognition

The Company’s revenues consist of rental revenue and other income.

Rental Revenue

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

3. Summary of Significant Accounting Policies (continued)

Rental revenue is recognized in accordance with ASC Topic 842, Leases, and consists of (i) cash rents, which represents revenue each tenant pays in accordance with the terms of its respective lease and that is recognized on a straight-line basis over the non-cancelable term of the lease, and includes the effects of rent steps and rent abatements under the leases, (ii) amortization of acquired above and below-market leases, net, (iii) tenant reimbursements, which are recoveries of all or a portion of the operating expenses and real estate taxes of the property and is recognized in the same period as the expenses are incurred and (iv) lease termination income. The Company’s leases, which comprise the lease-up of office, retail and storage space to tenants, primarily under non-cancellable operating leases, have terms generally ranging from five to fifteen years. Most of the Company’s leases provide tenants with extension options at either fixed or market rates and a number of its leases provide tenants with options to early terminate, but such options generally impose an economic penalty on the tenant upon exercising.

The Company evaluates the collectability of tenant receivables for payments required under the lease agreements. If the Company determines that collectability is not probable, the difference between rental revenue recognized and rental payments received is recorded as an adjustment to “rental revenue” in its consolidated statements of operations.

Other Income

Other income includes interest income. $30,873 of interest income was earned for the year ended December 31, 2022.

Income Taxes

No provision for federal income taxes has been made in the accounts of the Company since such taxes are the liabilities of the members and the amounts thereof depend upon their respective tax situations. Further, the capital accounts and income reflected in the accompanying consolidated financial statements differ from amounts reported on federal income tax returns because of differences in accounting policies adopted for financial and tax reporting purposes.

The Company owns 100% of KRE 300 Pine REIT LLC (the REIT), and the REIT has been consolidated in the Company’s consolidated financial statements. To qualify as a REIT, the REIT

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

3. Summary of Significant Accounting Policies (continued)

must meet several organizational and operational requirements, including various asset and income tests. The Company was in compliance with all REIT requirements as of December 31, 2022.

The Company’s current accounting practices include the review of uncertain tax positions by management on a regular basis with adjustments and disclosures made in accordance with U.S. generally accepted accounting principles. The Company accounts for tax penalties and interest as a component of income tax expense. For the year ended December 31, 2022, no penalties and interest have been recorded in income tax expense.

Concentration of Risks

In the normal course of business, the Company encounters economic risk, including interest rate risk, credit risk, market risk, and concentration risk. Interest rate risk represents the difference between market interest rates and the fixed contractual rate of the Company’s obligations. Credit risk is the risk of default on the Company’s real estate investments that could result from one or more underlying tenants’ inability or unwillingness to make contractually required payments. Market risk reflects charges in the valuation of real estate investments held by the Company.

Recent Issued Accounting Pronouncements Not Materially Impacting the Company’s Financial Statements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-02, an update to ASC Topic 842, Leases. ASU 2016-02 amends the existing guidance of lease accounting by requiring lessees to, among other things, (i) recognize most leases on their balance sheets, (ii) classify leases as either financing or operating, and (iii) record a right-of-use asset and a lease liability for all leases with a term greater than 12 months. ASU 2016-02 is effective for the non-public entities for fiscal years beginning after December 31, 2021. The Company adopted the provisions of ASU 2016-02 on January 1, 2022, using the alternative modified retrospective method, also known as the transition relief method, permitted under ASU 2018-11.

While accounting for lessors under ASU 2016-02 is substantially similar to existing lease accounting guidance, lessors are required to separate payments received pursuant to a lease between lease components (payments received towards the leased space) and non-lease

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

3. Summary of Significant Accounting Policies (continued)

components (payments received towards common area maintenance activities). In July 2018, the FASB issued ASU 2018-11, which provided lessors with a practical expedient to not separate lease and non-lease components, if certain criteria are met. Upon the adoption of ASU 2016-02, the Company elected this practical expedient and accordingly, has combined lease and non-lease components into rental revenue on the Company’s statements of operations. The Company accounts for both components under ASC Topic 842. ASU 2016-02 also requires companies to account for the impairment of receivables arising from operating leases (previously recorded as bad debt expense, a component of “operating expenses”), as a reduction to “rental revenue”. Accordingly, beginning on January 1, 2022, impairment of receivables arising from operating leases have been recorded as a reduction of rental revenues and are no longer reflected as bad debt expense. For the year ended December 31, 2022, there was no impairment of receivables recorded by the Company.

Furthermore, ASU 2016-02 also updates the definition of initial direct costs for both lessees and lessors to include only incremental costs of a lease that would not have been incurred if the lease had not been obtained. This ASU also provides a package of practical expedients which permits companies not to reassess under ASC Topic 842, its prior conclusions about lease identification, lease classification and initial direct costs. This adoption did not have a material impact on the consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, an update to ASC Topic 326, Financial Instruments – Credit Losses. ASU 2016-13 requires measurement and recognition of expected credit losses on financial instruments measured at amortized cost at the end of each reporting period rather than recognizing the credit losses when it is probable that the loss has been incurred in accordance with current guidance. In November 2018, the FASB issued ASU 2018-19, which clarified that receivables arising from operating leases are not within the scope of ASC Topic 326, and instead, impairment of receivables arising from operating leases should be accounted for under the scope of ASC Topic 842, Leases. In May 2019, the FASB issued ASU 2019-05, which provides transition relief for entities adopting ASU 2016-13 by allowing entities to elect the fair value option on certain financial instruments. ASU 2016-13 is effective for interim an annual reporting periods in fiscal years that begin after December 15, 2022, with early adoption permitted for fiscal years beginning after December 15, 2019. The Company believes that the adoption of ASU 2016-13 will not have a material impact on the consolidated financial statements.

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

3. Summary of Significant Accounting Policies (continued)

In December 2018, the FASB issued ASU 2018-20, an update to ASC Topic 842, Leases. ASU 2018-20 allows lessors to make an accounting policy election not to evaluate whether sales taxes and similar taxes imposed by a governmental authority on a specific lease transaction and collected by the lessor from the lessee are the primary obligation of the lessor. A lessor that makes this election must exclude from the consideration in the contract and from variable payments not included in the consideration in the contract all taxes within the scope of the election and make additional disclosures. ASU 2018-20 requires lessor to exclude lessor costs paid directly by a lessee to third parties on the lessor’s behalf from variable payments, but lessor costs that are paid by the lessor and reimbursed by the lessee are required to be included in variable payments. The effective date of ASU 2018-20 is required to coincide with the effective date of ASU 2016-02. The Company adopted provisions of ASU 2018-20 on January 1, 2022, in conjunction with the adoption of ASU 2016-02. This adoption did not have a material impact on the consolidated financial statements.

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform, establishing ASC Topic 848, and amended the standard thereafter through ASU No. 2021-01 and ASU No. 2022-06 (collectively, “ASC 848”). ASC 848 provides optional practical expedients and exceptions related to the impacts of reference rate reform that affect certain debt, leases, derivatives and other contracts if certain criteria are met. The amendments apply only to contracts and hedging relationships that reference LIBOR or another reference rate expected to be discontinued due to reference rate reform. These amendments are effective immediately and may be applied prospectively to contract modifications made and hedging relationships entered into or evaluated on or before December 31, 2024. Reference rate reform has not had a material impact on any of the Company’s existing contracts, therefore, the Company has not elected to apply any of the optional practical expedients and exceptions under ASC 848 as of as of the current date. The Company will assess future changes in its contracts and the impact of electing to apply the optional practical expedients and exceptions provided by ASC 848 as they occur, but does not expect their application will have a material effect on its financial position or results of operations.

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

4. Revenue

The Company acquired noncancelable lease agreements, subject to various escalation clauses, with tenants for office and retail space at the Project. Additionally, of the Company’s revenues, 100% was generated in Seattle, WA. At December 31, 2022 731,220 square feet (unaudited) of the buildings total net rentable area of 773,109 square feet (unaudited), representing 95% of the Project’s net rentable area (NRA), was leased to tenants under operating leases.

The following lease exceeds 10% of the NRA of the Project:

	NRA Leased (In Square Feet)	Lease Expiration	% NRA Leased
Tenant in the technology industry	682,680	2033	88%

The components of rental revenue for the year ended December 31, 2022 were as follows:

Fixed lease payments	32,765,881
Variable lease payments	11,065,968

Total lease payments	43,831,849

Future minimum rentals for the existing tenant leases from 2023 through 2027 and thereafter are as follows:

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

4. Revenue (continued)

Fixed Future
Minimum
Rentals
Year ending December 31:
2023	25,935,286
2024	26,617,985
2025	27,300,757
2026	27,983,616
2027	28,666,557
Thereafter	166,576,901

$303,081,102

5. Investment in Real Estate

Investment in Real Estate, net, and related accumulated depreciation consist of the following:

December 31, 2022
Buildings and improvements	$441,304,273
Land	122,087,465
Tenant improvements	29,603,851
Construction in progress	1,993,645

Investment in real estate, at cost	594,989,234
Less: accumulated depreciation	(23,347,786)

Total investment in Real Estate, net	$571,641,448

Depreciation expense associated with Investment in real estate was $13,570,084 for the year ended December 31, 2022.

6. Intangible assets

Intangible assets, consist of the following as of December 31, 2022:

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

6. Intangible assets (continued)

	Weighted Average Amortizable Life	Gross Carrying Amount	Accumulated Amortization	Total
Leases in place	10.40	$28,046,378	$(3,794,783)	$24,251,595
Above market leases	10.42	495,322	(53,070)	442,252
Leasing commissions	10.52	11,198,647	(1,378,607)	9,820,040
Deferred lease costs	11.32	45,495	(4,442)	41,053

Intangible assets		39,785,842	(5,230,902)	34,554,940

Below-market leases	10.41	(39,380,307)	5,611,703	(33,768,604)

Amortization of Intangible assets was $3,227,846 year ended December 31, 2022, and was recorded as amortization expense on the accompanying Consolidated Statement of Operations. Amortization of above market leases was $42,456 for the year ended December 31, 2022, and was recorded as a decrease to rental revenue on the accompanying Consolidated Statement of Operations.

Amortization of below market leases was $3,243,762 for the year ended December 31, 2022, and was recorded as an increase to rental revenue on the accompanying Consolidated Statement of Operations.

Scheduled amortization on the intangible assets and liabilities is as follows:

		Above			Below
	In-Place	Market Lease	Leasing	Deferred	Market Lease
	Leases	Assets	Commissions	Lease Costs	Liabilities
2023	2,333,939	42,456	916,004	3,058	(3,243,762)
2024	2,333,939	42,456	916,004	3,058	(3,243,762)
2025	2,333,939	42,456	916,004	3,058	(3,243,762)
2026	2,333,939	42,456	916,004	3,058	(3,243,762)
2027	2,333,939	42,456	916,004	3,058	(3,243,762)
	11,669,695	212,280	4,580,020	15,290	(16,218,810)

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

7. Notes payable

The Company entered into two loan agreements on April 1, 2021. The first loan which is the Senior Mortgage Loan was with DBR Investments Co. Limited. The loan is comprised of six separate notes. The second loan is a Mezzanine Loan with Deutsche Bank AG, New York Branch. Both loans bear interest at fixed rates. Monthly interest payments are due through the maturity date of May 5, 2033 for both the Senior and Mezzanine loans, at which time all unpaid interest and principal would be due. Both loans are collateralized by real estate. As of December 31, 2022, there were no instances of noncompliance with financial and non-financial covenants.

Description	Maturity Date	Rate as of December 31, 2022	Principal Balance as of December 31, 2022
Mortgage - A-1	May 5, 2033	3.005%	80,000,000
Mortgage - A-2	May 5, 2033	3.005%	60,000,000
Mortgage - A-3	May 5, 2033	3.005%	40,000,000
Mortgage - A-4	May 5, 2033	3.005%	33,000,000
Mortgage - A-5	May 5, 2033	3.005%	21,900,000
Mortgage - B	May 5, 2033	3.005%	155,100,000
Mezzanine - Note	May 5, 2033	6.100%	$65,000,000

Total Principal Outstanding			455,000,000
Unamortized Deferred Financing Charges			(5,330,001)

Mortgage Notes Payable, net			$449,669,999

8. Related party transactions

Management Fees

On April 1, 2021, the Company entered into a management agreement with Urban Renaissance Property Company LLC (URPC) to manage the operations of the property. URPC is an affiliate of KRE 300 Pine LLC. Under the management agreement, URPC receives property management fees equal to 1.9% of gross receipts. URPC commenced earning a management fee when the property became operational on April 1, 2021. URPC earned $660,743 the year ended December 31, 2022. The management fees are expensed on the consolidated statement of

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

8. Related-Party Transactions (continued)

operations. There were $56,942 in unpaid management fees as of December 31, 2022, in accrued expenses on the consolidated balance sheet. URPC also receives a 4% construction management fee when URPC manages building improvement and tenant improvement work. URPC earned $32,513 in construction management fees in 2022. As of December 31, 2022, there were $33,377 in unpaid construction management fees in accrued expenses on the consolidated balance sheet.

Other

Salary and wage reimbursements of URPC’s on-site property personnel for the year ended December 31, 2022, were approximately $1,050,152.

Reimbursement for various direct services performed off site are limited to the amount that is recovered from tenants under their leases and usually will not exceed, in any calendar year, a per-rentable-square-foot limitation. In certain instances, the per-rentable-square-foot limitation may be exceeded with the excess offset against property management fees received. For the year ended December 31, 2022, services reimbursable to URPC from the Company were approximately $40,687 and are included in property operating expenses in the consolidated statement of operations.

The Company, as a unit holder in the 300 Pine Street Condominium (the Condo), is subject to the declarations, covenants, conditions, restrictions and reservations of the Condo. The Condo manages common interest expenses for the building through the approval of an annual budget that is approved by Condo board members. The Condo has three total units, and each unit has a voting share on the board of directors. The Company owns all three units, and thus has the majority voting interest of the board. Common interest expenses are allocated to the company on a consistent methodology amongst unit holders.

The Company purchased a Note receivable from Original KKR Member on June 1, 2022, for the amount $526,958. The purchase was net of a discount of $58,551. The note is due from URG Member and is included on as Note receivable from related party on the Consolidated Balance sheet as of December 31, 2022. The note bears interest at 5% annually and has a stated maturity of April 1, 2051. Interest shall not be due currently but shall be compounded annually and interest principal shall be payable in arrears on the date of any distribution to be made to URG Member in

KRE 300 Pine, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

For the Year Ended December 31, 2022

8. Related-Party Transactions (continued)

accordance with Joint Venture Agreement, but only to the extent such distributions are specifically allocated to the payment of interest and principal on the note.

9. Fair Value Disclosures

The Company’s financial instruments mainly consist of cash and cash equivalents, tenant receivables, accounts payable, accrued expenses and other liabilities. Due to the short-term nature of these instruments, the carrying amounts approximate fair value at December 31, 2022.

10. Subsequent Events

Management has evaluated subsequent events through March 29, 2023, the date on which the consolidated financial statements were available to be issued. No subsequent events requiring recognition or disclosure in the consolidated financial statements for the year ended December 31, 2022, have been identified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) KKR Real Estate Select Trust Inc.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President
(principal executive officer)

Date March 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President
(principal executive officer)

Date March 31, 2023

By (Signature and Title)*	/s/ Megan Gaul
Megan Gaul, Chief Financial Officer, Chief
Accounting Officer and Treasurer
(principal financial officer)

Date March 31, 2023

*	Print the name and title of each signing officer under his or her signature.

Item 13. Exhibits

(a)(1)	Code of Ethics is incorporated by reference the registrant’s annual report on Form N-CSR for the period ended December 31, 2021.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable to the registrant.

(a)(2)(2)	Not applicable to the registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.